UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Devon Energy Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 8, 2011.

DEVON ENERGY CORPORATION
DEVON ENERGY CORPORATION
20 NORTH BROADWAY
OKLAHOMA CITY, OK 73102

Meeting Information
Meeting Type:          Annual Meeting
For holders as of:    April 11, 2011
Date:    June 8, 2011    Time: 8:00 a.m. CDT

Location:	The Skirvin Hilton Hotel Continental Room 1 Park Avenue Oklahoma City, Oklahoma
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT         ANNUAL REPORT ON FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow à  XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow à XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 25, 2011 to facilitate timely delivery.
—  How To Vote  —
Please Choose One of the Following Voting Methods
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow à  XXXX XXXX XXXX  available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Vote In Person: At the meeting, you will need to request a ballot to vote these shares.

Voting items
The Board of Directors recommends a vote “FOR”
the nominees listed in Agenda Item 1.
1.	Election of Directors

Nominees:
01)	Robert H. Henry	05)	J. Larry Nichols
02)	John A. Hill	06)	Duane C. Radtke
03)	Michael M. Kanovsky	07)	Mary P. Ricciardello
04)	Robert A. Mosbacher, Jr	08)	John Richels
The Board of Directors recommends a vote “FOR”
Agenda Item 2.
2.	Advisory Vote on Executive Compensation.
The Board of Directors recommends you vote
for “ONE YEAR” on Agenda Item 3.
3.	Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation.
The Board of Directors recommends a vote “FOR”
Agenda Item 4.
4.	Amend the Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions.

The Board of Directors recommends a vote “FOR”
Agenda Item 5.
5.	Amend and Restate the Restated Certificate of Incorporation to Remove Unnecessary and Outdated Provisions.
The Board of Directors recommends a vote “FOR”
Agenda Item 6.
6.	Ratify the appointment of the Company’s Independent Auditors for 2011.
The Board of Directors recommends a vote “AGAINST”
Agenda Item 7.
7.	Shareholder Action by Written Consent.
8.	OTHER MATTERS: In its discretion, to vote with respect to any other matters that may come up before the meeting or any adjournment thereof, including matters incident to its conduct.